Exhibit 10.2

FORM OF

P10, INC. 2021 INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:             [                             ]

                                                    [                             ]

You (the “Grantee”) have been granted restricted shares of Common Stock, subject to the terms and conditions of this Notice of Restricted Stock Award (this “Notice”), the P10, Inc. 2021 Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Agreement (the “RSA”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Award Vesting Commencement Date Fair Market Value per Share Total Number of Restricted Shares Total Fair Market Value	[ ] [ ] $[ ] [ ] $[ ]

Vesting Schedule:

Subject to the Grantee’s continuous service or employment (“Continuous Service”) and other limitations set forth in this Notice, the Plan and the RSA, the Shares shall vest in full on the one-year anniversary of the Vesting Commencement Date.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Shares are to be governed by the terms and conditions of this Notice, the Plan, and the RSA.

P10, INC. a Delaware corporation

By:
Name: Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THE SHARES). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE RSA, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. GRANTEE HEREBY FURTHER ACKNOWLEDGES THAT, PURSUANT TO THE PLAN, THE SHARES SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY AND ITS ASSIGNS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE PLAN.

The Grantee acknowledges receipt of a copy of the Plan and the RSA, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Shares subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the RSA in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the RSA. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the RSA shall be resolved by the Board of Directors in accordance with Section 15 of the RSA. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
[ ]

[Signature Page to Notice of Restricted Stock Award]

FORM OF

P10, INC. 2021 INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

RECITALS

A.    The Board of Directors (the “Board”) of P10, INC. (the “Company”) has adopted the 2021 Incentive Plan (the “Plan”) for the following purposes: (a) to enable the Company and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of stockholders of the Company; and (c) promote the success of the Company’s business.

B.    The Grantee is to render valuable services to the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant to the Grantee of restricted shares (the “Restricted Stock”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

C.    All capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.    Grant of Restricted Stock; Issuance of Stock.

(a)    Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Grantee an award of the number of shares (the “Shares”) of Restricted Stock set forth in the Notice of Restricted Stock Award attached hereto (the “Notice”).

(b)    The issuance of the Restricted Stock to the Grantee shall occur simultaneously with the execution of this Agreement and, concurrently therewith, (i) the Company shall issue a certificate, registered in the Grantee’s name, representing the Restricted Stock, and (ii) the Grantee shall deliver to the Company a duly executed stock power, endorsed in blank (in the form attached hereto as Annex A), relating to the Restricted Stock. The Restricted Stock covered by this Agreement, when issued, shall be fully paid and nonassessable.

2.    Restrictions on Transfer of Stock. The Restricted Stock subject to this Agreement, and any rights and interest with respect thereto, may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Grantee (or any beneficiary of the Grantee), except to the Company, until it has become vested in accordance with Section 3; provided, however, that the Grantee’s interest in the Restricted Stock covered by this Agreement may be transferred at any time by will or the laws of descent and distribution and to the extent and in the manner authorized by the Board. By signing this Agreement, the Grantee represents and warrants to the Company that it shall not transfer, sell, pledge, exchange, assign or otherwise encumber or dispose of the Restricted Stock in violation of applicable securities laws or the provisions of this Agreement. Any purported transfer, encumbrance or other disposition of the Restricted Stock covered by this Agreement that is in violation of this Section will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Stock covered by this Agreement. During the applicable period of restriction, the Restricted Stock shall bear a legend as determined to be necessary by the Company to evidence the applicable restrictions hereunder. When shares of Restricted Stock awarded by this Agreement become vested, the Grantee shall be entitled to receive unrestricted stock and if the Grantee’s stock certificates contain legends restricting the transfer of such shares, the Grantee shall be entitled to receive new stock certificates free of such legends (except any legends requiring compliance with securities laws).

3.    Vesting of Stock. Except as provided in Section 4 (or any other provision of this Agreement), provided that the Grantee remains in Continuous Service through each applicable vesting date set forth in the Notice attached hereto, the Grantee’s interest in the Restricted Stock shall vest and become nonforfeitable as set forth in the Notice attached hereto.

4.    Forfeiture of Stock. If the Grantee’s relationship as an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate should terminate for Cause before the Grantee’s interest in the Restricted Stock becomes fully vested in accordance with Section 3 hereof, shares of Restricted Stock that have not become vested shall not vest further and the Grantee’s interest in the unvested portion of the Restricted Stock shall be immediately forfeited (effective as of the date of such termination). In the event of a forfeiture, the certificates representing all of the Restricted Stock that has not become vested in accordance with Section 3 shall be cancelled. In the event of the Grantee’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

5.    Dividend, Voting and Other Rights. The Grantee will have no voting rights and will not be eligible to receive dividends or other distributions paid in each case with respect to any shares of Restricted Stock that have not vested and become nonforfeitable pursuant to Section 3.

6.    Retention of Share Certificates by Company. Although the certificates representing the Restricted Stock shall be registered in the Grantee’s name, all such certificates (other than for Restricted Stock that has vested in accordance with Section 3) shall be deposited, together with the stock power executed by the Grantee, in proper form for transfer, with the Company. The Company is hereby authorized to effectuate the transfer into its name of all certificates representing the Restricted Stock that are forfeited to the Company pursuant to Section 4. Following the vesting of all Restricted Stock subject to this Agreement, or earlier, if the Grantee requests, the Company shall issue an appropriate certificate for those Restricted Stock that have become vested in accordance with Section 3.

7.    Securities Law. By signing this Agreement, the Grantee acknowledges and understands that applicable securities laws may restrict its right to dispose of any Restricted Stock that it may acquire hereunder and govern the manner in which such Restricted Stock may be sold. In addition, the Grantee acknowledges that at the time of delivery of the Restricted Stock issued hereunder, any subsequent sale of such Restricted Stock by the Grantee or for its account is not covered by an effective registration statement under the Securities Act of 1933, as amended (the “Act”) and the Grantee shall not offer, sell or otherwise dispose of any of the Restricted Stock (whether before or after the Restricted Stock becomes vested in accordance with Section 3) in any manner that would (i) require the Company to file any registration statement with, or amend or supplement any registration the Company may have from time to time on file with, the Securities Exchange Commission, or (ii) violate the Act or any other state or federal law.

8.    Section 83(b). The Grantee acknowledges that it is the Grantee’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any corresponding provisions of state tax laws if the Grantee elects to make such election, and the Grantee agrees to timely provide the Company with a copy of any such election. The Grantee understands that he or she should consult with his or her tax advisor regarding the tax consequences of the award of Restricted Stock.

9.    Withholding of Taxes. In the event that the Grantee is or becomes an employee of the Company at any time before the Grantee’s interest in the Restricted Stock becomes 100% vested in accordance with Section 3 hereof, for so long as the Grantee is providing Continuous Service to the Company, the Grantee shall be required to pay to the Company upon the vesting of any portion of the Restricted Stock all applicable Federal, state, local or foreign withholding tax due, if any, as a result of such vesting. The Company’s obligation to deliver the Restricted Stock shall be subject to such payment. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee the minimum statutory amount to satisfy Federal, state, local or foreign withholding taxes due with respect to such vesting.

10.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

12.    Lock-Up Agreement.

(a)    Agreement. The Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Act, or such shorter or longer period of time as the Lead Underwriter shall specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the lock-up period thereafter, is an intended beneficiary of this Section 12.

(b)    No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 12(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 12 may not be amended or waived except with the consent of the Lead Underwriter

13.    Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Nothing in the Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

14.    Construction. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Restricted Stock for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise

15.    Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Board. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

17.    No Impact Upon Other Benefits. The value of the Restricted Stock granted hereunder is not part of his normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

18.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

END OF AGREEMENT

ANNEX A

STOCK POWER

For Value Received, the undersigned hereby transfers to P10, Inc., a Delaware corporation (the “Company”),                  shares of the Company’s common stock (“Restricted Stock”) standing in the name of the undersigned on the Company’s books and represented by stock certificate number         -         herewith, pursuant to the Restricted Stock Agreement between the undersigned and the Company, dated                     , 20    , and the undersigned does hereby irrevocably constitute and appoint the Company’s duly authorized officers as attorney-in-fact to transfer said Restricted Stock on the Company’s books with full power of substitution in the premises.

Dated:

(Printed Name)

(Signature)